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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:     441919AE7
Series Number of Class A-2 Certificates:     441919AF4
Original Sale Balance:             $474,825,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:                                            02/20/97

Investor Certificateholder Floating Allocation Percenta          96.83%
Investor Certificateholder Fixed Allocation Percentage           97.90%

Aggregate Amount of  Collections                         13,196,443.87
Aggregate Amount of  Interest Collections                 3,469,906.04
Aggregate Amount of  Principal Collections                9,726,537.83

Class A Interest Collections                              3,359,771.22
Class A Principal Collections                             9,053,084.70
Seller Interest Collections                                 110,134.82
Seller Principal Collections                                673,453.13

Weighted Average Loan Rate                                       13.88%
Net Loan Rate                                                    12.88%

Weighted Average Maximum Loan Rate                               19.35%

Class A-1 Certificate Rate                                        5.67%
Maximum Investor Certificate Rate                                12.88%
Class A-1 Certificate Interest Distributed                1,313,581.79
Class A-1 Investor Certificate Interest Shortfall befor           0.00
Unpaid Class A-1 Certificate Interest Shortfall Receive           0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaini           0.00
Unpaid Class A-1 Carryover Interest Amount                        0.00

Class A-2 Certificate Rate                                        5.70%
Maximum Investor Certificate Rate                                12.88%
Class A-2 Certificate Interest Distributed                   58,115.57
Class A-2 Investor Certificate Interest Shortfall befor           0.00
Unpaid Class A-2 Certificate Interest Shortfall Receive           0.00
Unpaid Class A-2 Certificate Interest Shortfall Remaini           0.00
Unpaid Class A-2 Carryover Interest Amount                        0.00

Maximum Principal Dist. Amount (MPDA)                     9,522,718.23
Alternative Principal Dist. Amount (APDA)                 9,053,084.70
Rapid Amortization Period? (Y=1, N=0)                             0.00
Scheduled Principal  Distribution Amount (SPDA)           9,053,084.70

Principal  allocable to Class A-1                         8,671,759.72
Principal allocable to Class A-2                            381,324.98
SPDA deposited to Funding Account                                 0.00

Accelerated Principal Distribution Amount                         0.00

APDA allocable to Class A-1                                       0.00
APDA allocable to Class A-2                                       0.00
Reimbursement to Credit Enhancer                                  0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount        600,759.97
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss Amount         26,417.34
Cumulative Investor Liquidation Loss Amount                 627,177.31

Total Principal allocable to A-1                          9,272,519.69
Total Principal allocable to A-2                            407,742.32

Beginning Class A-1 Certificate Principal Balance       278,236,874.26
Beginning Class A-2 Certificate Principal Balance        12,234,855.94
Ending Class A-1 Certificate Principal Balance          268,964,354.57
Ending Class A-2 Certificate Principal Balance           11,827,113.62

Class A-1 Factor                                             0.5913579
Class A-2 Factor                                             0.5913557
Pool Factor (PF)                                             0.6043012

Servicer Certificate (Page 2 of  3)

Distribution Date:                                            02/20/97

Retransfer Deposit Amount                                         0.00
Servicing Fees Distributed                                  244,078.60
Beg. Accrued and Unpaid Inv. Servicing Fees                       0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                     0.00
End. Accrued and Unpaid Inv. Servicing Fees                       0.00

Aggregate Investor Liquidation Loss Amount                  627,177.31
Investor Loss Reduction Amount                                    0.00

Beginning Pool Balance                                  302,495,523.48
Ending Pool Balance                                     292,794,403.05
Beginning Invested Amount                               292,894,317.20
Ending Invested Amount                                  283,214,055.19
Beginning Seller Principal Balance                        9,601,206.28
Ending Seller Principal Balance                           9,580,347.86
Additional Balances                                         673,453.13

Beginning Funding Account Balance                                 0.00
Ending Funding Account Balance                                    0.00
Ending Funding Account Balance % (before any purchase o           0.00%
Principal Balance of Subsequent Loans                             0.00

Beginning Reserve Account Balance                         1,211,294.00
Ending Reserve Account Balance                            1,211,294.00

Beginning Seller Interest                                       2.8849%
Ending Seller's Interest                                        3.2720%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                               688
     Trust Balance                                       22,311,354.76
   60 - 89 days (Del Stat 2)
     No. of Accounts                                               172
     Trust Balance                                        5,270,907.60
   90+ days (Del Stat 3+)
     No. of Accounts                                               369
     Trust Balance                                       12,093,322.12
   270+ days (Del Stat 9+)
     No. of Accounts                                               117
     Trust Balance                                        3,777,819.73
   REO
     No. of Accounts                                                32
     Trust Balance                                        1,080,978.82

Rapid Amortization Event ?                             No
   Failure to make payment within 5 Business Days of ReNo
   Failure to perform covenant relating to Trust's SecuNo
   Failure to perform other covenants as described in tNo
   Breach of Representation or Warranty ?              No
   Bankruptcy, Insolvency or Receivership relating to SNo
   Subject to Investment Company Act of 1940 RegulationNo
   Servicing Termination ?                             No

Servicer Certificate (Page 3 of  3)

Distribution Date:                                            02/20/97

Event of Default ?                                     No
   Failure by Servicer to make payment within 5 Bus. DaNo
   Failure by Servicer to perform covenant relating to No
   Failure by Servicer to perform other covenants as deNo
   Bankruptcy, Insolvency or Receivership relating to MNo
   Trigger Event ?                                     No

Policy Fee Distributed to Credit Enhancer (Paid directlN/A
Premium Distributed to Credit Enhancer                            0.00
Amount Distributed to Seller                                783,587.95
Master Servicer Credit Facility Amount                            0.00
Guaranteed Principal Distribution Amount                          0.00
Credit Enhancement Draw Amount                                    0.00

Application of Available Funds
     Aggregate Amount of Collections                     13,196,443.87
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee                                          244,078.60
     Prinicpal and Interest to Class A-1                 10,586,101.48
     Prinicpal and Interest to Class A-2                    465,857.89
     Seller's portion of Principal and Interest             783,587.95
     Funds deposited into Funding Account (Net)                   0.00
     Funds deposited into Spread  Account                         0.00
     Excess funds released to Seller                      1,116,817.95
     Total                                               13,196,443.87


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.


A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                            02/20/97

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentag        96.8260%
Class A Certificateholder Fixed Allocation Percentage          97.9045%

Beginning Class A-1 Certificate Balance                 278,236,874.26
Beginning Class A-2 Certificate Balance                  12,234,855.94

Class A-1 Certificate Rate                                     5.66531%
Class A-2 Certificate Rate                                     5.70000%
Class A-1 Certificate Interest Distributed                    2.888104
Class A-2 Certificate Interest Distributed                    2.905779
Class A-1 Certificate Interest Shortfall Distributed          0.000000
Class A-2 Certificate Interest Shortfall Distributed          0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfa       0.000000
Remaining Unpaid Class A-2 Certificate Interest Shortfa       0.000000

Rapid Amortization Event ?                             No
Class A-1 Certificate Principal Distributed                  20.387005
Class A-2 Certificate Principal Distributed                  20.387116
   Maximum Principal Distribution Amount                     20.055217
   Scheduled Principal  Distribution Amount (SPDA)           19.066150
   Accelerated Principal Distribution Amount                  0.000000
   Aggregate Investor Liquidation Loss Amount Distribut       1.320860

Total Amount Distributed to Certificateholders               21.954998

Principal Collections deposited into Funding Account              0.00
Ending Funding Account Balance                                    0.00

Ending Class A-1 Certificate Balance                    268,964,354.57
Ending Class A-2 Certificate Balance                     11,827,113.62

Class A-1 Factor                                             0.5913579
Class A-2 Factor                                             0.5913557
Pool Factor (PF)                                             0.6043012

Unreimbursed Liquidation Loss Amount                              0.00
Accrued Interest on Unreimbursed Liquidation Loss Amoun           0.00
Accrued & Unpaid Interest on Unreimbursed Liquidation L           0.00

Class A Servicing Fee                                       244,078.60

Beginning Invested Amount                               292,894,317.20
Ending Invested Amount                                  283,214,055.19
Beginning Pool Balance                                  302,495,523.48
Ending Pool Balance                                     292,794,403.05

Credit Enhancement Draw Amount                                    0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                            02/20/97

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                               688
     Trust Balance                                       22,311,354.76

   60 - 89 days (Del Stat 2)
     No. of Accounts                                               172
     Trust Balance                                        5,270,907.60

   90+ days (Del Stat 3+)
     No. of Accounts                                               369
     Trust Balance                                       12,093,322.12

   REO
     No. of Accounts                                                32
     Trust Balance                                        1,080,978.82

Aggregate Liquidation Loss Amount for Liquidated Loans      498,760.47

Class A-1 Certificate Rate for Next Distribution Date To be updated Class A-2 Certificate Rate for Next Distribution Date To be updated

Amount of any Draws on the Policy                                 0.00

Subsequent Mortgage Loans
     No. of Accounts                                              0.00
     Trust Balance                                                0.00